As filed with the Securities and Exchange Commission on June 16, 2026

1933 Act File No. 333-288805

1940 Act File No. 811-24106

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	Registration Statement Under the Securities Act of 1933
[X]	Pre-Effective Amendment No. 4
[ ]	Post-Effective Amendment No. _

and

[X]	Registration Statement Under the Investment Company Act of 1940
[X]	Amendment No. 4

RiverNorth Long Prime Unicorn Fund I, Inc.

Exact Name of Registrant as Specified in Charter

360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(561) 484-7185

Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.

Walter L. Draney, Esq.

E. Roy Kim, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, Illinois 60606

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

Louis E. Rambo

Proskauer Rose LLP

1001 Pennsylvania Ave., NW. Suite 600

Washington, DC 20004-2533

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

[   ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[   ] Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[   ] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[   ] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[   ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[   ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[   ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[   ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[   ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[   ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[   ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[   ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[   ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[   ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[   ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.0001 par value	500	$20.00	$10,000	$1.53

(1)	Estimated solely for the purpose of determining the registration fee.

(2)	$1.53 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion, Dated  June 16, 2026

                    Shares
RiverNorth Long Prime Unicorn Fund I, Inc.
Common Stock
$20.00 per Share

The Fund. RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund intends to list shares of its common stock (the “Common Shares”) on the New York Stock Exchange, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “UNIU.” Unless the term of the Fund is extended, the Fund will terminate 366 days from the date of this prospectus,        , 2027 (the “Termination Date”).

Investment Adviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. See “Management of the Fund.”

Investment Objective. The Fund seeks to track the investment results of the Prime UnicornTM 30 Index (the “Index”) over the period beginning from the date of this Prospectus through the Termination Date, excluding the distributions of investment income with respect to the Fund’s Collateral Investments (as defined below) and before fees and expenses (hereinafter, the “Index Returns”). The Index Returns are subject to a cap of 100% on the maximum percentage of any positive returns on the Fund’s net asset value (“NAV”) that a shareholder can achieve from investing in the Fund over the duration of the Fund’s term, as measured from the Fund’s initial NAV per share of common stock of $19.60 to the NAV per share of the Fund’s common stock on the Termination Date (hereinafter, the “Cap”).

During the term of the Fund, an investor’s Common Shares may not experience price movement to the same extent as the price movement of the Index. There may be periods of significant disparity between the Fund’s NAV and the price performance of the Index. In addition, while a Cap is imposed on the positive return potential from an investment in the Common Shares, there is no “buffer” providing protection on, or limiting the amount of loss from, an investment in the Common Shares. There can be no assurance that the Fund will meet its investment objective.

Principal Investment Strategies. The Fund will seek to achieve its investment objective by entering into one or more swap agreements that provide exposure to, and correspond to the returns of, the Index. See “Portfolio Contents and Transactions.” The Fund has adopted a policy to invest, under normal market circumstances, at least 80% of the value of its assets in financial instruments that track the performance of the Index. The notional value of a derivative instrument, including swap agreements, that provides the Fund with indirect exposure to the performance of the Index will be counted toward the Fund’s 80% investment policy.

The Index was developed by Lagniappe Labs LLC and is calculated by the Index Calculation Agent, Solactive AG. The Index is a modified market cap price return index designed to measure the share price performance of the 30 largest U.S.-incorporated private companies valued at $1 billion dollars or more and that satisfy certain other requirements. Such companies are commonly referred to as “Unicorns.” The Index’s composition is reconstituted and rebalanced on a quarterly basis on the third Wednesday of each January, April, July and October. As of January 21, 2026, the Index was comprised of 30 constituents with market capitalizations ranging from approximately $5 billion to $795 billion and an overall median market capitalization of approximately $9.7 billion and an average market capitalization of approximately $71.4 billion. See “The Fund—Investment Objective, Strategies and Policies—Prime UnicornTM 30 Index.”

No Prior History. Because the Fund is newly organized, the Fund’s Common Shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                   , 2026 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders (when available) and other information about the Fund, or make shareholder inquiries, by calling (800) 646-0148, by writing to the Fund at c/o RiverNorth Capital Management, LLC, 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401, or by visiting the Fund’s and the Adviser’s website at www.rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual reports to shareholders will not be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website at www.rivernorth.com, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling (800) 646-0148.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports.

Investing in the Fund’s common stock involves certain risks. See “Risks” beginning on page                     of this Prospectus. See “Risks—Derivatives Risks—Swap Agreement Risk” beginning on page                     of this Prospectus for a discussion of the risks associated with the Fund’s use of swaps and the leverage inherent in such instruments.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about                    , 2026.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.30	$
Estimated Offering Expenses(3)	$0.10	$
Proceeds, after expenses, to the Fund(4)	$19.60	$

(notes continued on the next page)

Book-Running Manager
Lucid Capital Markets
Co-Managers
Brookline Capital Markets, a division of Arcadia Securities, LLC	Clear Street	InspereX
Maxim Group LLC		Webull Financial LLC

Prospectus dated                  , 2026.

ii

(notes continued from previous page)

(1)	The Common Shares are being offered concurrently with the offering of shares of common stock of a closed-end management investment company advised by the Adviser that seeks to achieve the inverse (-100%) of the U.S. dollar returns (before fees and expenses) of the Fund generated by its investment exposure to the Index over the period beginning from the date of this Prospectus through the Termination Date (the “Short Fund”). The number of Common Shares offered by the Fund in this offering is limited to not exceed the number of shares of common stock offered by the Short Fund in its concurrent initial public offering.
(2)	The sales load with respect to the Common Shares sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. For all Common Shares sold in the offering described in this Prospectus, except any RiverNorth Indicative Commitment Shares (as defined in this Prospectus under “Prospectus Summary – RiverNorth Indication of Interest”) sold to certain affiliates of the Adviser, the underwriters will be entitled to receive $ per Common Share at settlement. See “Underwriters” for a more complete description of underwriting compensation.
(3)	The Fund will pay organizational and offering costs (other than the sales load) up to an aggregate of 0.50% of the offering price per Common Share sold in this offering. The Adviser has agreed to pay all organizational and offering costs of the Fund (other than the sales load) to the extent that they exceed 0.50% of the offering price per Common Share. If the Fund were to issue Common Shares at a total price to the public of $ , total organizational and offering expenses are estimated at $ (approximately $ per Common Share), of which the Fund would pay $ ($0.10 per Common Share or 0.50% of the public offering price) and the Adviser $ (approximately $ per Common Share). The actual size of the offering and related expenses may vary substantially from these estimates. See “Summary of Fund Expenses.”
(4)	The Adviser has agreed to bear such organizational and offering expenses of the Fund (other than sales load) that exceed 0.50% of the offering price per Common Share. The amount of such expenses that do not exceed 0.50% of the offering price per Common Share, although payable by the Fund, are indirectly paid by investors in this offering and will immediately reduce the NAV of each Common Share purchased in this offering. Proceeds to the Fund are calculated after expenses paid by the Fund.

Limited Term. The Fund will terminate 366 days from the date of this prospectus; provided that, if the Board of Directors of the Fund (the “Board of Directors”) believes, under then-current market conditions, it is in the best interests of the Fund to do so, the Board of Directors may extend the Termination Date for up to two six month periods or adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), upon the affirmative vote of a majority of the Board of Directors and without the approval of the holders of the Common Shares of the Fund (the “Common Shareholders”).

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchase Common Shares after the completion of this initial offering may receive more or less than their original investment upon termination. See “Limited Term” and “Risks—Structural Risks—Limited Term Risk” below.

iii

Dividends and Distributions. The Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income, if any. There is no assurance the Fund will make regular monthly distributions or that it will do so at a particular rate.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

iv

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective, Strategies and Policies
Risks
Management of the Fund
Net Asset Value
Dividends and Distributions
Description of the Common Shares
Certain Provisions of The Fund’s Charter and Bylaws and of Maryland Law
Limited Term
Certain U.S. Federal Income Tax Matters
Underwriters
Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian
Legal Matters
Additional Information

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

v

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund	RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will have a limited term and, unless the term of the Fund is extended, will terminate 366 days from the date of this prospectus, , 2027 (the “Termination Date”). See “Limited Term” and “Risks—Structural Risks—Limited Term Risk.”

Investment Adviser	The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. See “Management of the Fund.”

The Offering

The Fund is offering      of its Common Shares, $0.0001 par value per share, at $20.00 per Common Share through the Underwriters (as defined below) with Lucid Capital Markets, LLC as lead underwriter and sole bookrunning manager pursuant to an underwriting agreement. You must purchase at least 100 Common Shares in this offering ($2,000). The Adviser has agreed to bear such organizational and offering expenses of the Fund (other than the sales load) that exceed 0.50% of the offering price per Common Share. The aggregate organizational and offering expenses (other than the sales load) to be incurred by the Fund will be $ . The sales load with respect to the Common Shares sold in this offering, which is a one-time fee paid to the Underwriters, is the only sales load paid in connection with this offering. Proceeds to the Fund are calculated after expenses paid by the Fund.

The Common Shares are being offered concurrently with the offering of shares of common stock of a closed-end management investment company advised by the Adviser that seeks to achieve the inverse (-100%) of the U.S. dollar returns (before fees and expenses) of the Fund generated by its investment exposure to the Index over the period beginning from the date of this Prospectus through the Termination Date (the “Short Fund”). The number of Common Shares offered by the Fund in this offering is limited to not exceed the number of shares of common stock offered by the Short Fund in its concurrent initial public offering.

Certain affiliates of the Adviser (the “RiverNorth Affiliates”) may purchase Common Shares in this offering at the initial public offering price and/or may purchase Common Shares after the initial public offering on the open market at market price, as described below under "RiverNorth Indication of Interest." Any investor owning 25% of the outstanding Common Shares, including the affiliate of the Adviser, will be deemed to control the Fund. Such controlling shareholders will be able to exercise a controlling influence in matters submitted to a vote of the shareholders. See “Risks—Structural Risks—Offering and Controlling Shareholder Risk.”

1

RiverNorth Indication of Interest

The RiverNorth Affiliates have expressed indications of interest to purchase Common Shares (the “RiverNorth Indicative Commitment Shares”) in this offering at the public offering price. However, because indications of interest are not binding agreements or commitments to purchase, the RiverNorth Affiliates may or may not determine to purchase Common Shares in this offering. The Fund will not pay underwriting discounts and commissions on any RiverNorth Indicative Commitment Shares sold to the RiverNorth Affiliates. The RiverNorth Indicative Commitment Shares will be subject to the lock-up agreement with the Underwriters described elsewhere in this prospectus.

Prior to this offering, the RiverNorth Affiliates beneficially owned 5,077 Common Shares or 100% of the Fund’s common stock outstanding as of [ ], 2026.

Investment Objective

The Fund seeks to track the investment results of the Prime UnicornTM 30 Index (the “Index”) over the period beginning from the date of this Prospectus through the Termination Date, excluding the distributions of investment income with respect to the Fund’s Collateral Investments (as defined below) and before fees and expenses (hereinafter, the “Index Returns”). The Index Returns are subject to a cap of 100% on the maximum percentage of any positive returns on the Fund’s net asset value (“NAV”) that a shareholder can achieve from investing in the Fund over the duration of the Fund’s term, as measured from the Fund’s initial NAV per Common Share of $19.60 to the NAV per Common Share on the Termination Date (hereinafter, the “Cap”).

During the term of the Fund, an investor’s Common Shares may not experience price movement to the same extent as the price movement of the Index. There may be periods of significant disparity between the Fund’s NAV and the price performance of the Index. See “Risks—Investment-Related Risks—Derivatives Risks—Correlation Risk.” Moreover, investors that purchase Common Shares in the secondary market after the date of this offering at a market price above $20.00 per Common Share will have their return potential on the Termination Date reduced by approximately the difference in such market price per Common Share and the initial NAV per Common Share—regardless of any increase in the value of the Index—as the Cap is applied against the initial NAV per Common Share and not an investor’s individual purchase price. In addition, while a Cap is imposed on the positive return potential from an investment in the Common Shares, there is no “buffer” providing protection on, or limiting the amount of loss from, an investment in the Common Shares. Accordingly, shareholders of the Fund may receive little or no return on their investment in the Common Shares or may even lose part or all of their investment in the Common Shares. See “Risks”.

There can be no assurance that the Fund will meet its investment objective.

2

Principal Investment Strategies and Policies

The Fund will seek to achieve its investment objective by entering into one or more swap agreements that provide exposure to, and correspond to the returns of, the Index. The Fund has adopted a policy to invest, under normal market circumstances, at least 80% of the value of its assets in financial instruments that track the performance of the Index. The notional value of a derivative instrument, including swap agreements, that provides the Fund with indirect exposure to the performance of the Index will be counted toward the Fund’s 80% investment policy. In order to collateralize its swap agreements and other derivative instruments, the Fund also expects to invest in cash and U.S. Treasury securities and other high credit quality short term fixed income or similar securities (collectively, the “Collateral Investments”). See “Portfolio Contents and Transactions.”

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI.

Prime UnicornTM 30 Index	The Index was developed by Lagniappe Labs LLC (the “Index Provider”) and is calculated by Solactive AG (the “Index Calculation Agent”). The Index is a modified market cap price return index designed to measure the share price performance of the 30 largest U.S.-incorporated private companies valued at $1 billion dollars or more and that satisfy the following requirements (among others):

●	The company has not declared bankruptcy;
●	The company has (i) authorized the issuance of preferred shares in return for investment capital; or (ii) has filed a registration statement with the Securities and Exchange Commission (the “SEC”), even if that registration statement has been withdrawn.

The Index will exclude companies which:
●	have announced a definitive agreement to be acquired within three months;
●	have announced that they have entered into a merger agreement pursuant to which they would not be the surviving company;
●	had a “take-private” transaction; or
●	had a disqualifying legal entity change.

Private companies in the United States valued at $1 billion or more that have raised venture capital are commonly referred to as “Unicorns.” The components of the Index may change over time. For example, the Index will remove companies which have listed their shares on a national securities exchange for at least 150 trading days at the Index’s next reconstitution after the 150th day and will remove companies that have indicated that they have begun liquidating assets at the next reconstitution after such indication.

3

The Index’s composition is reconstituted and rebalanced on a quarterly basis on the third Wednesday of each January, April, July and October. As of January 21, 2026, the Index was comprised of 30 constituents with market capitalizations ranging from approximately $5 billion to $795 billion and an overall median market capitalization of approximately $9.7 billion and an average market capitalization of approximately $71.4 billion. To the extent that the Index concentrates in a particular industry or group of industries, the Fund may be deemed to concentrate in such industry or group of industries. As of January 21, 2026, the Index had significant exposure to the information technology sector and the industrials sector.

Portfolio Contents and Transactions

Swap Agreements. Swap agreements are contractual agreements whereby the cash flows agreed upon between the parties to the agreement are dependent upon the price of the underlying reference asset over the life of the swap. The Fund will enter into one or more swap agreements with major global financial institutions for the period beginning on the date of this Prospectus through the Termination Date whereby the Fund and the counterparty will agree to exchange the return earned or realized on the Index. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a notional amount—e.g., the return on or change in value of a particular dollar amount representing the Index. The Fund may enter into some swap agreements in the “over the counter” (“OTC”) market by negotiating directly with a third party. Other swap agreements are cleared through a central counterparty and executed through a futures commission merchant. The Fund anticipates that substantially all of the swap agreements it enters into will be OTC market swap agreements.

As of the date of this Prospectus, the Fund expects that its notional exposure to The Toronto Dominion Bank (“TD”), as a swap counterparty to the Fund, may exceed 20% of the value of the Fund's assets. TD is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance with such requirements, files reports and other information with the SEC as a “foreign private issuer”, as defined in Rule 3b-4 of the Exchange Act. TD’s common shares are listed on the New York Stock Exchange. Reports and other information concerning TD can be inspected at such exchange and are available through the SEC’s EDGAR database.

See “Risks—Investment-Related Risks” for a description of the principal risks associated with the Fund’s investments and transactions.

4

Limited Term Fund Structure

The Fund will terminate 366 days from the date of this prospectus; provided that, if the Board of Directors believes, under then-current market conditions, it is in the best interests of the Fund to do so, the Board may extend the Termination Date for up to two six month periods or adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. The Board of Directors may terminate the Fund earlier than the Termination Date by the action of a majority of the entire Board of Directors and without the approval of the Common Shareholders. The Board of Directors may determine, for example, that, in light of then-existing extenuating circumstances, an earlier termination could meaningfully improve the Fund’s ability to achieve its investment objective and benefit shareholders relative to the cost and expense of continuing the operation of the Fund.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this initial offering their initial investment of $20.00 per Share on the Termination Date, and such investors and investors that purchase Common Shares after the completion of this initial offering may receive more or less than their original investment upon termination. See “Risks—Structural Risks—Limited Term Risk.”

Dividends and Distributions

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income, if any. The Fund expects to declare its initial monthly dividend within 60-75 days after the completion of this initial offering and pay its initial monthly dividend within approximately 75-90 days after the completion of this initial offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Common Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company for federal income tax purposes. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors. See “Dividends and Distributions.”

Listing of Common Shares	The Fund intends to list its Common Shares on the New York Stock Exchange, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “UNIU.”

5

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Risks” beginning on page (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a fund with an investment objective, investment policies, capital structure or trading markets similar to the Fund. Given the nature of the Fund’s investment strategies, these principal risks include, among others, swap agreement risk, privately held companies risk, counterparty risk, limited term risk and valuation risk.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian	Paralel Technologies, LLC is the Fund’s administrator. Under a Fund Administration Services Agreement (the “Administration Agreement”), Paralel Technologies, LLC is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. State Street Bank and Trust Company will act as the Fund’s custodian. Computershare, Inc. will act as the Fund’s transfer agent, registrar and dividend disbursing agent. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

6

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues 5,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund’s Common Shares, which could adversely impact the investment performance of the Fund. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $98,000,000. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load (1)	1.50%
Offering Expenses Borne by Common Shareholders of the Fund (2)	0.50%

As a Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fee	2.00%
Other Expenses (3)	0.21%
Total annual expenses (4)	2.21%
Management fee waiver (5)	(1.00)%
Total annual expenses (after management fee waiver)	1.21%

Example (4)(6)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares (including estimated expenses of the offering payable by the Fund of 0.50%), assuming (1) “Total annual expenses” of 1.21% of net assets attributable to Common Shares for 366 days and 2.21% thereafter, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$32	$79	$128	$264

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

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(1)	The sales load with respect to the Common Shares sold in this offering, which is a one-time fee paid to the Underwriters, is the only sales load paid in connection with this offering.
(2)	The Adviser has agreed to bear such organizational and offering expenses of the Fund (other than the sales load) that exceed 0.50% of the offering price per Common Share. Based on an estimated offering size of $100,000,000 (5,000,000 Common Shares), the Fund would pay a maximum of $500,000 of organizational and offering costs (or $0.10 per Common Share) and the Adviser would pay all organizational and offering costs in excess of $500,000, if any. Total organizational and offering costs are currently estimated to be $440,497 (or $0.09 per Common Share). The organizational and offering expenses to be paid by the Fund are not included in the Annual Expenses portion of the table above. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Proceeds to the Fund are calculated after expenses paid by the Fund.
(3)	The “Other Expenses” shown in the table above and related footnotes are based upon estimated amounts for the Fund’s first year of operations and assumes that the Fund issues 5,000,000 Common Shares.
(4)	The cost of entering into swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of entering into swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.75% of Fund assets during the current fiscal year of the Fund.
(5)	The Fund and the Adviser have entered into a management fee waiver agreement (the “Management Fee Waiver Agreement”) pursuant to which the Adviser has agreed contractually for a period of 366 days from the date of this Prospectus to waive fees that it would otherwise be paid to 1.00% of the Fund’s average daily net assets. The Management Fee Waiver Agreement will remain in effect for a period of 366 days from the date of this Prospectus, unless and until the Board of Directors approves its modification or termination. The Adviser will not recoup any waived management fees under the terms of the Management Fee Waiver Agreement.
(6)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.
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THE FUND

RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on July 2, 2025. The Fund will have a 366 day limited term unless the Fund’s Board of Directors (the “Board of Directors”) determines that the term of existence of the Fund should be extended or terminated earlier. Because the Fund is newly organized, shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. The Fund’s principal office is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401, and its telephone number is (800) 646-0148. The Fund intends to list the Common Shares on the New York Stock Exchange, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “UNIU.”

USE OF PROCEEDS

The net proceeds of this initial offering are estimated at approximately $                  after deduction of the sales load and payment of estimated offering expenses payable by the Fund. Such estimate assumes the sale of                        RiverNorth Indicative Commitment Shares. The Adviser has agreed to bear all of the Fund’s organizational and offering expenses (other than the sales load) that exceed 0.50% of the offering price per Common Share. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies as of the completion of this initial offering, or shortly thereafter. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund seeks to track the investment results, before fees and expenses, of the Prime UnicornTM 30 Index (the “Index”) over the period beginning from the date of this prospectus through the Termination Date, subject to a cap, before fees and expenses, of 100% on the maximum percentage of any positive returns on the Fund’s net asset value (“NAV”) that a shareholder can achieve from investing in the Fund over the duration of the Fund’s term (in addition to any distributions of investment income), as measured from the Fund’s initial NAV per Common Share of $19.60 to the NAV per Common Share on the Termination Date.

During the term of the Fund, an investor’s Common Shares may not experience price movement to the same extent as the price movement of the Index. There may be periods of significant disparity between the Fund’s NAV and the price performance of the Index. See “Risks—Investment-Related Risks—Derivatives Risks—Correlation Risk.” Moreover, investors that purchase Common Shares in the secondary market after the date of this offering at a market price above $20.00 per Common Share will have their return potential on the Termination Date reduced by approximately the difference in such market price per Common Share and the initial NAV per Common Share—regardless of any increase in the value of the Index—as the Cap is applied against the initial NAV per Common Share and not an investor’s individual purchase price.

Accordingly, assuming an initial NAV of $19.60, if the Fund reaches its maximum positive returns and the Cap is applied (and not accounting for any applicable fees and expenses, Fund distributions or tax implications for purposes of the following examples), the final NAV per Common Share of the Fund would be $39.20, resulting in a return on investment of $19.60 for shareholders purchasing Common Shares in the initial public offering.  However, shareholders purchasing Common Shares in the secondary market following the initial public offering at any price above the initial NAV per Common Share will have their return potential be limited to some amount below $19.60—i.e., a shareholder purchasing Common Shares at $25.00 per Common Share could only achieve at best a return on investment of $14.20 in the foregoing example.  Alternatively, a shareholder purchasing Common Shares at $15.00 per share in the secondary market following the initial public offering (i.e., a price below the initial NAV per Common Share) could potentially achieve a return on investment of $24.20 upon the Fund’s termination (if the Cap applies).  A shareholder selling Common Shares purchased in the initial public offering prior to the Termination Date will receive the market price at which such shares are trading at the time of sale (minus applicable brokerage fees).  Such market price may not equal or correspond to any gains in NAV experienced by the Fund as of such date as shares of closed-end funds often trade at a price below (discount) their NAV per share and the Fund only seeks to return the then-existing NAV per Common Share of the Fund upon its termination.

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In addition, while a Cap is imposed on the positive return potential from an investment in the Common Shares, there is no “buffer” providing protection on, or limiting the amount of loss from, an investment in the Common Shares. Accordingly, shareholders of the Fund may receive little or no return on their investment in the Common Shares or may even lose part or all of their investment in the Common Shares. See “Risks”.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by entering into one or more swap agreements that provide exposure to, and correspond to the returns of, the Index. In order to collateralize its swap agreements and other derivative instruments, the Fund also expects to invest in cash and U.S. Treasury securities and other high credit quality short term fixed income or similar securities (collectively, the “Collateral Investments”). The Fund has adopted a policy to invest, under normal market circumstances, at least 80% of the value of its assets in financial instruments that track the performance of the Index. The notional value of a derivative instrument, including swap agreements, that provides the Fund with indirect exposure to the performance of the Index will be counted toward the Fund’s 80% investment policy. See “Portfolio Contents and Transactions” for a description of the principal investments and transactions of the Fund and “Risks—Investment-Related Risks” for a description of the principal risks associated with such investments and transactions.

Prime UnicornTM 30 Index

The Index was developed by Lagniappe Labs LLC (the “Index Provider”) and is calculated by Solactive AG (the “Index Calculation Agent”). The Index is a modified market cap price return index designed to measure the share price performance of the 30 largest U.S.-incorporated private companies valued at $1 billion dollars or more and that satisfy the following requirements (among others):

●	The company has not declared bankruptcy;

●	The company has (i) authorized the issuance of preferred shares in return for investment capital; or (ii) has filed a registration statement with the Securities and Exchange Commission (the “SEC”), even if that registration statement has been withdrawn.

The Index will exclude companies which:

●	have announced a definitive agreement to be acquired within three months;

●	have announced that they have entered into a merger agreement pursuant to which they would not be the surviving company;

●	had a “take-private” transaction; or

●	had a disqualifying legal entity change.
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Private companies in the United States valued at $1 billion or more that have raised venture capital are commonly referred to as “Unicorns.” The components of the Index may change over time. For example, the Index will remove companies which have listed their shares on a national securities exchange for at least 150 trading days at the Index’s next reconstitution after the 150th day and will remove companies that have indicated that they have begun liquidating assets at the next reconstitution after such indication.

The Index’s composition is reconstituted and rebalanced on a quarterly basis on the third Wednesday of each January, April, July and October. As of January 21, 2026, the Index was comprised of 30 constituents with market capitalizations ranging from approximately $5 billion to $795 billion and an overall median market capitalization of approximately $9.7 billion and an average market capitalization of approximately $71.4 billion. To the extent that the Index concentrates in a particular industry or group of industries, the Fund may be deemed to concentrate in such industry or group of industries. As of January 21, 2026, the Index had significant exposure to the information technology sector and the industrials sector.

The Index is a “price return index.” A price return index only tracks the changes in an underlying asset’s price. For comparison, a total return index tracks not only the price changes of the underlying assets, but also accounts for distributions like dividend and interest and assumes such distributions are reinvested.

The Index Provider is not affiliated with the Fund, the Adviser, the Underwriters or any of their respective affiliates. The Adviser has entered into a license agreement with the Index Provider to use the Index and sublicenses its rights thereunder to the Fund at no charge. The Fund is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund, nor makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the Fund or the advisability of investing in the Fund, particularly the ability of the Index to track performance of any market or strategy. The Index Provider’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the Index or components thereof.

The Index is maintained by the Index Provider and calculated by the Index Calculation Agent without regard to the Adviser or the Fund or shareholders of the Fund. The Index Provider and the Index Calculation Agent have no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in maintaining and calculating the Index. Neither the Index Provider nor the Index Calculation Agent is responsible for or has participated in the determination of the timing of, prices of, or quantities of the Fund’s Common Shares to be issued. The Index Provider and the Index Calculation Agent have no obligation or liability in connection with the administration, marketing, or trading of the Fund.

THE INDEX PROVIDER AND THE INDEX CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER AND THE INDEX CALCULATION AGENT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER AND THE INDEX CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER AND THE INDEX CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Prime Unicorn” is a trademark of the Index Provider or its affiliates and has been licensed for use by the Adviser.

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PORTFOLIO CONTENTS AND TRANSACTIONS

The following provides important information on the principal investments and transactions of the Fund. See “Risks—Investment-Related Risks” below for the risks associated with these investments and transactions. Additional information on the Fund’s investments and transactions and their associated risks, including with respect to the non-principal investments and transactions of the Fund, is contained in the SAI.

Principal Investments

Swap Agreements. Swap agreements are contractual agreements whereby the cash flows agreed upon between the parties to the agreement are dependent upon the price of the underlying reference asset over the life of the swap. The Fund will enter into one or more swap agreements with major global financial institutions for the period beginning on the date of this Prospectus through the Termination Date whereby the Fund and the counterparty will agree to exchange the return earned or realized on the Index. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a notional amount—e.g., the return on or change in value of a particular dollar amount invested in the Index. The Fund may enter into some swap agreements in the “over the counter” (“OTC”) market by negotiating directly with a third party. Other swap agreements are cleared through a central counterparty and executed through a futures commission merchant. The Fund anticipates that substantially all of the swap agreements it enters into will be OTC market swap agreements.

The Fund also may use a combination of swaps on the constituent securities of the Index and swaps on various investment vehicles that are designed to track the performance of the Index or constituent securities of the Index, including, but not limited to, exchange-traded funds, exchange-traded products, derivatives, and other comparable instruments. The underlying investment vehicle may not track the performance of an underlying reference asset due to embedded costs and other factors, which may increase the Fund’s correlation risk and impact the Fund’s ability to correlate with the Index.

The Fund anticipates predominantly using total return swaps.  Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the party thereunder.

With respect to the use of swap agreements, if an underlying security or index has a dramatic intraday move that causes a material decline in net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using swap agreements may also have the effect of lowering the Fund’s return.

As of the date of this Prospectus, the Fund expects that its notional exposure to The Toronto Dominion Bank (“TD”), as a swap counterparty to the Fund, may exceed 20% of the value of the Fund's assets. TD is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance with such requirements, files reports and other information with the SEC as a “foreign private issuer”, as defined in Rule 3b-4 of the Exchange Act. TD’s common shares are listed on the New York Stock Exchange. Reports and other information concerning TD can be inspected at such exchange and are available through the SEC’s EDGAR database.

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Cash Equivalents and Short-Term Investments.

The Fund may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

U.S. Government Securities.

The Fund may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Fund. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus, as well as the SAI, prior to investing in the Fund’s Common Shares.

Investment-Related Risks

The following risks are generally associated with the investments the Fund may make.

Private Company Risk

The Fund is subject to a high degree of private company risk. Investment exposure to private companies involve a number of significant risks (particularly in comparison to public companies), which include the following:

●	private companies can involve a high degree of business and financial risk that can result in substantial losses;
●	they may face intense competition, including competition from companies with far greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel;
●	they may have limited financial resources and may be unable to meet their obligations;
●	they typically have shorter operating histories, narrower product lines and/or asset concentration risk and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
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●	they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have material adverse effects;
●	there is generally little public information about these companies as they are not subject to the reporting requirements of the Exchange Act and other regulations that govern public companies, and an investor may not be able to uncover all material information about these companies;
●	they may not maintain their accounting records in accordance with generally accepted accounting principles or maintain effective internal controls over financial reporting;
●	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
●	changes in laws and regulations, as well as interpretations of relevant laws and regulations, may adversely affect their business, financial structure or prospects;
●	they may be highly leveraged and, as a consequence, subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. As a result, these companies may lack the flexibility to respond to changing business and economic conditions, or to take advantage of business opportunities;
●	they may have difficulty accessing the capital markets to meet future capital needs; and
●	they are subject to valuation risk as they are fair valued and therefore subject to inherent uncertainty which, in turn, can result in rapid, substantial changes to their value and to the corresponding value of the Index.

Derivatives Risks:

Swap Agreement Risk

The Fund will use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in over-the-counter (“OTC”) markets and are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936 in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could fail to achieve its investment objective and suffer significant losses on these contracts and the value of an investor’s investment in the Fund may significantly decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swap agreements, if the constituent securities of the Index have dramatic intraday moves that cause a material decline in the Fund’s net assets, or the net assets of the Fund decline significantly during its winddown, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into other swap agreements or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the constituent securities of the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

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Margin Risk

Certain derivatives, including the swap agreements in which the Fund invests, require margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund or if collateral provided by the Fund to secure its performance under the derivative contract decreases in value. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell assets or liquidate its derivative position at a disadvantageous time or price. Regulators, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparties are subject to the requirements, uncleared swaps between the Fund and those counterparties are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. Collateral posted for swaps may be rehypothecated by counterparties (unless segregated) and as such may not be returned to the Fund when required under the derivative contract.

Collateral Investments Risk

The Fund will invest in cash and U.S. Treasury securities and other high credit quality short term fixed income or similar securities in order to collateralize its swap agreements and other derivative transactions.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Changes in prevailing interest rates may adversely affect the value of the Fund's investments and may result in reduced income and the longer the duration of a security, the more sensitive it is likely to be to interest rate fluctuations.

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Derivatives Market Risk

Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors which may require different skills than predicting changes in the prices of individual securities. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to the Fund and its Common Shareholders and is consistent with the Fund's objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

Correlation Risk

A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the investment results, before fees and expenses, of the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Index during such day.

Counterparty Risk

Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the Fund may lose the entire value of any swaps with the counterparty as well as any collateral posted to the Counterparty and as a result the value of an investment in the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. As the Fund expects to trade with a limited number of counterparties, its counterparty risk will be higher. To the extent such number of counterparties remains limited, the Fund and its ability to pursue its investment objective and strategies may be overly dependent on the ability and/or willingness of such counterparties to continue transacting with the Fund on the terms and at the prices agreeable to the Fund, and any changes thereto could adversely impact, among other things, the liquidity and pricing of the Fund's swap agreements. Accordingly, from time to time, the Fund could experience difficulty implementing its investment strategies, entering into swap agreements, and/or obtaining appropriate pricing for its swap agreements and any adjustments thereto, which in turn could cause the Fund to fail to achieve its investment objective. A secondary market for the Fund's swap transactions is not expected to exist or, to the extent one develops, may not be as deep as for other instruments. If the Fund fails to meet its payment or collateral delivery obligations under a swap agreement or some other termination or default event occurs, or an underlying asset suffers a disruption event, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Legal Risk

Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under a derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

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Systemic or “Interconnection” Risk

Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large, interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Additional Investment-Related Risks:

Concentration Risk

In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the constituent securities of the Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. As of January 21, 2026, the Index concentrates in securities of issuers in the Information Technology Sector and is also subject to additional Sector Risks such as Industrials Sector Risk, as follows:

Information Technology Sector Risk. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Industrials Sector Risk. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.

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Equity Securities Risk

The value of the Index will fluctuate with changes in the value of the equity securities of the private companies comprising the Index. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Any such decline in the equity securities comprising the Index could adversely impact the Fund and cause a sharp decline in its net assets.

Indirect Investment Risk

The Index and the constituent securities of the Index are not affiliated with the Fund, the Adviser, or any affiliates thereof and is not involved with this offering in any way. The Adviser has not made any due diligence inquiry with respect to the publicly available information of constituent securities of the Index in connection with this offering. Investors in the Common Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of constituent securities of the Index.

Structural Risks

This subsection of “Risks” highlights risks that are associated with an investment in closed-end funds generally (including the Fund) as well as those that are associated with the specific structural elements of the Fund.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund. Factors beyond the control of the Fund such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets and, in turn, could adversely affect the Fund’s performance. The Common Shares at any point in time may be worth less than your original investment.

Cap Risk

Investors that purchase Common Shares in the secondary market after the date of this offering at a market price above $20.00 per Common Share will have their return potential on the Termination Date reduced by approximately the difference in such market price per Common Share and the initial NAV per Common Share—regardless of any increase in the value of the Index—as the Cap is applied against the initial NAV per Common Share and not an investor’s individual purchase price. In addition, while a Cap is imposed on the positive return potential from an investment in the Common Shares, there is no “buffer” providing protection on, or limiting the amount of loss from, an investment in the Common Shares. Accordingly, shareholders of the Fund may receive little or no return on their investment in the Common Shares or even lose part or all of their investment in the Common Shares.

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Market Discount

Common stock of closed-end funds frequently trades at a discount from the NAV of the fund. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. In recognition of the possibility that the Fund’s shares might trade at a discount to NAV, the Fund’s Board of Directors may determine that it would be in the best interest of Common Shareholders to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Board of Directors may undertake from time to time either to repurchase Common Shares in open market or private transactions or to make a tender offer for Common Shares at NAV. No assurance can be given that the Board of Directors will decide to undertake such repurchases or tender offers, or that any such repurchases or tender offers would reduce any market discount. The Fund, while permitted, does not currently intend to conduct repurchases or tender offers.

Management Risks

The value of the Index, and therefore the Fund, is subject to the capabilities of the management teams of the private companies comprising the Index, which may prove to be insufficient or detrimental. The Fund is also dependent on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Fund’s investment objective. If the Adviser was to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective and could have an adverse effect on an investment in the Fund.

Index Provider Risk

There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider or the Index Calculation Agent may carry out an unscheduled rebalance or other modification of the Index constituents or weightings. Unusual market conditions may cause the Index Provider or the Index Calculation Agent to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.

Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, including the companies comprising the Index, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity.

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Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the financial and securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments, including the companies comprising the Index, as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets.

Limited Term Risk

The Fund is scheduled to terminate on the Termination Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchase Common Shares after the completion of this initial offering may receive more or less than their original investment upon termination.

The Board of Directors may extend the Termination Date for up to two six month periods or terminate the Fund earlier without shareholder approval at any time prior to the Termination Date. If the Short Fund extends the Termination Date or terminates prior to the Termination Date, it is anticipated the Board of Directors would elect to extend the Termination Date or terminate the Fund as well.

Common Shareholders are subject to timing risk as the Termination Date may coincide with a period of market volatility and other factors that cause the value of the Index to decline, potentially significantly and rapidly, and thereby adversely impact the return and liquidating distribution to Fund shareholders upon termination.

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Shareholders may not receive liquidity on the expected date if the Board of Directors extends the Termination Date. Any extension of the Termination Date beyond the two six month periods will require a vote of the Common Shareholders.

Valuation Risk

The Fund is subject to valuation risk, which includes the risk that the Index is valued incorrectly due to factors such as incomplete data regarding a constituent private company, market instability and human error. Despite the efforts of Calculation Agent to value the constituent companies of the Index, there is generally little publicly available information about these companies; therefore such valuations may not reflect all material information and may ultimately prove to be unreliable or inaccurate and result in sudden changes to the values of the Index and adversely impact the Fund. There may not be a public or active secondary market for private companies included in the Index. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value the swap agreements held by the Fund based on the value of the underlying Index. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. The information available in the marketplace for private companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the value of the Index and in turn the NAV of the Fund. The most relevant information may often be provided by the issuer of the securities.

The value of an OTC swap is derived from the contractual terms of, and specific risks inherent in, the swap as well as the value and transactions in the securities of the companies comprising the Index and other available and reliable observable inputs, such as credit spreads.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a swap agreement will be valued at its fair value in accordance with the Fund’s valuation policies and procedures approved by the Board of Directors. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

In addition, the Fund’s compliance with the asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”) depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV is a critical component in several operational matters including computation of the management fee. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Common Shareholders will pay. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Value.”

Legislation and Regulatory Risks

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

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Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages the Short Fund, which seeks to achieve the inverse (-100%) of the U.S. dollar returns (before fees and expenses) of the Fund generated by its investment exposure to the Index over the period beginning from the date of this Prospectus through the Termination Date. The Adviser also manages several other accounts and funds and, as a result, may devote unequal time and attention to the management of the Fund and those other funds and accounts. Transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for other clients.

The Adviser may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

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Due to the expiration of the Management Fee Waiver after 366 days from the date of this Prospectus, the Adviser may be deemed to have a conflict of interest in recommending to the Board any extension of the Termination Date.

The Fund and the Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest and are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate all conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

Stockholder Activism

Stockholder activism, which could take many forms, including making public demands that the Fund consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Fund’s corporate governance and/or management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors, or arise in a variety of situations, has been increasing in the closed-end fund space recently. Stockholder activism could result in substantial costs and divert management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, and other service providers and the vendors of each (collectively, the “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its Common Shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Because the Fund does not offer to redeem its Common Shares at NAV, damage to the reputation of the Fund or its service providers could cause a decline in the value of the Fund’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

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Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Not a Complete Investment Program

The Fund is intended for investors seeking exposure to private companies and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund seeks to track the investment results, before fees and expenses, of the Index over the period beginning from the date of this Prospectus through the Termination Date by entering into one or more swap agreements. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swap agreements with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Offering and Controlling Shareholder Risk

The RiverNorth Affiliates may purchase Common Shares in and/or following the offering (in addition to the initial seed investment by one of the RiverNorth Affiliates). It is possible that the Fund’s viability and ability to effectively implement its investment strategy depends on such purchase and, accordingly, no individual investor should place any reliance on the size of the offering as an indication of the merits of the offering.

Each investor must make his or her own investment decision as to the merits of the offering. Any possible purchase of Common Shares by the RiverNorth Affiliates or any other investor or group of investors could, depending on the size of such ownership, result in such party or parties being in a position to exercise a significant influence on or, in the extreme case, control the outcome of any matter put to a vote of Common Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of the Fund’s investment advisory agreement, and any vote relating to a reorganization or merger of the Fund. Such scenarios would result in a conflict of interest in the case of the RiverNorth Affiliates’ ownership of Common Shares.

Delisting Risk

The Fund is subject to the risk that its net assets may decline to a level that no longer meets the continued listing requirements of the Exchange. If the Fund becomes too small, it may be delisted from the Exchange, which could significantly reduce the liquidity of Common Shares and adversely affect their market price. Delisting may also make it more difficult for shareholders to sell their shares. In certain circumstances, if the Fund’s asset size becomes insufficient to support its operations, the Board of Directors may determine that liquidation of the Fund is in the best interests of shareholders. Liquidation could occur prior to the Termination Date. There can be no assurance that the Fund will maintain sufficient asset levels to avoid delisting or liquidation.

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Tax Risk

In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income.

MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Fund. At least a majority of the Board of Directors are and will be persons who are not “interested persons” of the Fund or the Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Director and, collectively, the “Independent Directors”). Any vacancy on the Board of Directors may be filled by the remaining Directors except to the extent the 1940 Act requires the election of Directors by Shareholders. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), a registered investment adviser, is the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. As of December 31, 2025, RiverNorth managed approximately $5.1 billion for registered open-end management investment companies, registered closed-end management investment companies, separately managed accounts and private investment vehicles. See “Management of the Fund” in the SAI.

Portfolio Management

Patrick W. Galley, Jeffrey Feldman and Christopher Lakumb are responsible for implementing portfolio management decisions for the Fund.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of all of RiverNorth’s proprietary registered investment companies. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

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Jeffrey Feldman is a co-portfolio manager of the Fund. Mr. Feldman is a Quantitative Risk Manager for the Adviser. Mr. Feldman is a member of the investment management team and is responsible for analysis, trading and hedging. Mr. Feldman is an employee of the Adviser and TrueMark Investments where he serves as a Portfolio Manager. Prior to joining the Adviser, he was most recently the Head Trader for the Liquidity Group at Wolverine Trading where he was responsible for risk management and trading of ETFs. Mr. Feldman graduated from the University of Illinois with a B.S. in Financial Management.

Christopher Lakumb, CFA, CAIA is a co-portfolio manager of the Fund. Mr. Lakumb joined the Adviser in 2009 and helps oversee the Adviser’s registered fund platform which includes mutual funds, closed-end funds, and ETFs. Prior to joining the Adviser, Mr. Lakumb was most recently a Managing Director at InterOcean Financial Group where he led InterOcean’s Retirement Services team. Prior to joining InterOcean in 2007, Chris served in various roles in the Trust and Wealth Management division at Cole Taylor Bank where he started his career in 1998. Mr. Lakumb graduated from Lewis University with a B.S. in Finance. Mr. Lakumb holds both the CFA and CAIA charters and is a member of the CFA Institute and the CFA Society Nashville.

The Fund’s SAI provides information about the compensation received by Mr. Galley, Mr. Feldman and Mr. Lakumb and other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee (the “Management Fee”) payable on a monthly basis at the annual rate of 2.00% of the Fund’s average daily net assets for the services it provides. The Fund and the Adviser have entered into a Management Fee Waiver Agreement pursuant to which the Adviser has agreed contractually to waive, for a period of 366 days from the date of this Prospectus, fees that it would otherwise be paid to 1.00% of the Fund’s average daily net assets. The Management Fee Waiver Agreement will remain in effect for a period of 366 days from the date of this Prospectus, unless and until the Board of Directors approves its modification or termination. The Adviser will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

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NET ASSET VALUE

NAV is determined daily as of the close of the regular trading session on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time). The Exchange is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Exchange is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and calculate the Fund’s NAV as of the normally scheduled close of regular trading on the Exchange or such other time that the Fund may determine, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the Exchange closes earlier than scheduled, the Fund may (i) close trading early (as such, the time as of which the NAV is calculated, if applicable on such day, would be advanced) or (ii) calculate its NAV as of the normally scheduled close of regular trading on the Exchange for that day (if applicable on such day).

NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of Common Shares outstanding.

In determining the NAV of the common shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as the Index and/or broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

The value of an OTC swap is derived from the contractual terms of, and specific risks inherent in, the swap as well as the value and transactions in the securities of the companies comprising the Index and other available and reliable observable inputs, such as credit spreads.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value in accordance with the Fund’s valuation policies and procedures approved by the Board of Directors. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the prior price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Risks—Structural Risks—Valuation Risk.”

The Board of Directors has adopted valuation policies and procedures for the Fund and has designated the Adviser as its valuation designee under Rule 2a-5 of the 1940 Act to perform fair value determinations on behalf of the Fund. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to oversight by the Board of Directors).

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DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income, if any. The Fund expects to declare its initial monthly dividend within 60-75 days after the completion of this initial offering and pay its initial monthly dividend within approximately 75-90 days after the completion of this initial offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income. The Fund intends to pay any capital gains distributions at least annually. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “U.S. Federal Income Tax Matters.”

DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as Common Shares. The Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

In general, Common Shareholders have no personal liability for the debts and obligations of the Fund because of their status as shareholders, except to the extent that the price or other agreed consideration for the stock has not been paid.

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

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Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities.

Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Common Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. See “Risks—Structural Risks—Offering and Controlling Shareholder Risk.”

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

The following are our outstanding classes of securities as of [                 ], 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Fund for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	50,000,000	0	5,077

It is expected that the Fund’s Common Shares will be approved for listing on the New York Stock Exchange, upon notice of issuance, under the symbol “UNIU.” Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders each year.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following provides a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

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These provisions could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Common Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

The Fund’s Bylaws contain a provision which states that unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This may require Common Shareholders to bring suit in an inconvenient and less favorable forum than they otherwise would. Additionally, there are questions regarding the enforceability of this provision since the Securities Act permits shareholders to bring claims arising under the Securities Act in both state and federal courts.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified board of directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three Independent Directors and the Common Shares are registered under the Exchange Act), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

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Removal of Directors

The Fund’s Charter provides that a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of at least two-thirds of the Common Shares entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

●	a “Business Combination,” which includes the following:

●	a merger, consolidation or statutory share exchange of the Fund with or into another person;

●	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or

●	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

●	the voluntary dissolution of the Fund or a charter amendment for the early termination of the Fund’s term; or

●	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, unless shareholder approval is required under federal or Maryland law, the Common Shareholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). The Fund’s Charter includes provisions allowing the Board of Directors to extend the Termination Date for up to two six month periods or terminate the Fund’s term earlier, as allowed under MGCL Section 2-104(b)(11). If Maryland law or the 1940 Act requires Common Shareholder approval (and two-thirds of the Continuing Directors have approved the transaction), the affirmative vote by Common Shareholders, at a meeting of such shareholders, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, will be required.

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In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since January 22, 2026, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

●	the election and removal of officers;

●	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

●	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Common Shareholders); and

●	Charter amendments not requiring shareholder approval under the 1940 Act.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Common Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

Action by Shareholders

Under the MGCL, Common Shareholder action can be taken only at an annual or special meeting of Common Shareholders or, unless the charter provides for Common Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Common Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Common Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Common Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Common Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Common Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Common Shareholders generally. Similarly, adequate advance notice of Common Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Common Shareholders that such proposals be adopted. For Common Shareholder proposals to be included in the Fund’s proxy materials, the Common Shareholder must comply with all timing and information requirements of the Exchange Act.

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Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Common Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Common Shareholders requesting the meeting, a special meeting of Common Shareholders will be called by the Fund’s Secretary upon the written request of Common Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Common Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Common Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 50,000,000 Common Shares, and authorizes a majority of the Fund’s Board of Directors, without Common Shareholder approval, to increase the number of authorized Common Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Common Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund.

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Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

●	a classified board;

●	a two-thirds vote requirement for removing a director;

●	a requirement that the number of directors be fixed only by vote of directors;

●	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

●	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to the classified board provision and the requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. The Fund retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

●	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation

●	A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
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After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act (the “MCSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third,

●	one-third or more but less than a majority, or

●	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

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The Staff of the SEC’s Division of Investment Management (“Staff”) has previously taken the position that, if a closed-end fund opted into a state control share statute (“control shares statutes”), such as the MCSAA, its actions would be inconsistent with the requirements in Section 18(i) of the 1940 Act, which generally requires that shares of the fund have equal voting rights. However, in May 2020, the Staff withdrew its previous position and has stated that it would not recommend enforcement action to the SEC against a closed-end fund for opting into a control share statute if the decision to do so by the fund’s board was taken with reasonable care on a basis consistent with other applicable duties and laws and the duty to the fund and its shareholders generally. The Staff’s current position reflects only the views of the Staff and is not made part of any SEC rule, regulation or court interpretation or ruling. The Fund’s Board of Directors reserves the right to consider and determine, in the future, whether the Fund will opt in and be subject to the MCSAA.

LIMITED TERM

The Fund will terminate on or before the Termination Date; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for up to two six month periods or adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchase Common Shares after the completion of this initial offering may receive more or less than their original investment upon termination.

Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board of Directors. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Fund for U.S. federal income tax purposes.

If the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Board of Directors may extend the Termination Date for up to two six month periods or adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. The Board of Directors may determine, for example, that, in light of then-existing extenuating circumstances, an earlier termination could meaningfully improve the Fund’s ability to achieve its investment objective and benefit shareholders relative to the cost and expense of continuing the operation of the Fund. Any extension of the Termination Date beyond the two six month periods will require a vote of the Common Shareholders.

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The Board of Directors may, to the extent it deems appropriate, and without shareholder approval, adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), which plan may set forth the terms and conditions for implementing the termination of the existence of the Fund, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Termination Date.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

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If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

For shareholders subject to U.S. federal income tax, all dividends will generally be taxable when received in cash. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, that are properly reported by the Fund are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. If the Fund received dividends from a closed-end fund, BDC or exchange-traded fund in which it has invested (in each case, an “Underlying Fund”) that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will so qualify.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

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Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

Certain of the investment practices of the Fund are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund.  If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Common Shares should not, by itself, cause the holders of Common Shares to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder, distributions from the Fund treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to exempt interest income or certain other interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

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UNDERWRITERS

The underwriters named below (collectively, the “Underwriters”), acting through Lucid Capital Markets, LLC as the representative (the “Representative”), are acting as the underwriters for the offering of the Fund’s Common Shares. Subject to the terms and conditions stated in the underwriting agreement (the “Underwriting Agreement”) dated as of the date of this prospectus, by and among the Representative, on behalf of the Underwriters, the Fund and the Adviser, the Underwriters have agreed to purchase, and the Fund has agreed to sell to the Underwriters, the number of Common Shares set forth opposite their respective names below. The Underwriters have committed to purchase and pay for all such Common Shares if any are purchased.

Underwriters	Number of Common Shares*
Lucid Capital Markets, LLC
Brookline Capital Markets, a division of Arcadia Securities, LLC
Clear Street LLC
InspereX LLC
Maxim Group LLC
Webull Financial LLC
Total

*	These amounts are shown assuming the sale of RiverNorth Indicative Commitment Shares.

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase our Common Shares are subject to approval of certain legal matters by counsel and certain conditions precedent such as the receipt by the Underwriters of officers’ certificates and legal opinions.

The Underwriters propose to initially offer some of our Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of our Common Shares to certain dealers at the public offering price less a concession not in excess of $        per Common Share. If all of our Common Shares are not sold at the initial offering price, the Underwriters may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before the settlement date. The Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The sales load payable of 1.5% of the gross proceeds raised in connection with this public offering (excluding shares sold to the RiverNorth Affiliates) is equal to 1.5% of the public offering price, and includes a selling concession of [ ]%, a management and underwriting fee of [    ]%, and a structuring fee payable to the Representative for structuring the syndicate equal to [     ]% of the gross proceeds (subject to adjustment in the sole discretion of the Representative). Assuming the issuance of                shares in connection with the offering, the sales load may be up to an aggregate amount of $     .

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The Fund, its executive officers, directors and the Adviser have agreed that, without the prior written consent of the Representative, on behalf of the Underwriters, each such party will not, during the period ending 180 days after the date of this prospectus (the “restricted period”) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Shares or any securities convertible into or exchangeable for Common Shares. In addition, the Fund and the Adviser have agreed that, without the prior written consent of the Representative, on behalf of the Underwriters, such party will not, during the restricted period, offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby or (2) of preferred shares. The Representative in its sole discretion may release any of the securities subject to these lock-up agreements in whole or in part at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representative. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “UNIU.”

As part of our payment of our offering expenses, the Adviser has agreed to pay expenses related to the fees and disbursements of counsel to the Underwriters, in an amount not to exceed $125,000 in the aggregate, as well as any fees in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our Common Shares, not to exceed $ .

The RiverNorth Affiliates have indicated their interest in purchasing Common Shares in this offering. The Fund will not pay underwriting discounts and commissions on any RiverNorth Indicative Commitment Shares sold to the RiverNorth Affiliates. The RiverNorth Indicative Commitment Shares will be subject to the lock-up agreement with the Underwriters described elsewhere in this prospectus.

This offering will conform with the requirements set forth in FINRA Rule 5110. The sum of all compensation to the Underwriters in connection with this offering of Common Shares will not exceed % of the total public offering price of the shares sold in this offering.

The Fund and the Adviser have each agreed to indemnify each of the Underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriters may make a market in the Common Shares. The Underwriters are not, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by the Underwriters. This prospectus is to be used by the Underwriters in connection with this offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or delaying a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

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We estimate that the total expenses of this offering, including up to $125,000 in reimbursement of certain Underwriters’ counsel fees and up to $ of Underwriters’ counsel fees in connection with the review by FINRA of the terms of the sale of Common Shares in this offering, will be approximately $ , all of which will be paid by the Adviser.

A prospectus in electronic format may be made available on the websites maintained by the Underwriters. The Underwriters may allocate a certain number of Common Shares for sale to their online brokerage account holders. The Underwriters may allocate a certain number of Common Shares that it may distribute though the Internet on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain of the Underwriters may act as a broker or dealer in connection with the execution of our portfolio transactions after they have ceased to be an Underwriter and, subject to certain restrictions, may act as a broker while acting as the Underwriter. Certain Underwriters may have performed investment banking and financial advisory services for the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

The principal business address of the Representative is 570 Lexington Avenue, 40th Floor, New York, New York 10022.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

The Fund’s administrator is Paralel Technologies, LLC. Under the Fund Administration Services Agreement, Paralel Technologies, LLC is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of Paralel Technologies, LLC is 1700 Broadway, Suite 1850, Denver, Colorado 80290. For its services, the Fund pays Paralel Technologies, LLC customary fees based on the Fund’s net assets plus out of pocket expenses.

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

Computershare, Inc., located at 150 Royall Street, Canton, Massachusetts 02021, will serve as the Fund’s transfer agent, registrar and dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, and for the Underwriters by Proskauer Rose LLP. Chapman and Cutler LLP and Proskauer Rose LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

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ADDITIONAL INFORMATION

The Fund will be subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

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                        Shares

RiverNorth Long Prime Unicorn Fund I, Inc.

Common Stock
$20.00 per Share

PROSPECTUS

                  , 2026

Until                  (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

RiverNorth Long Prime Unicorn Fund I, Inc.

Statement of Additional Information

RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, non-diversified, closed-end management investment company. The Fund seeks to track the investment results of the Prime UnicornTM 30 Index (the “Index”) over the period beginning from the date of this Prospectus through the Termination Date, excluding the distributions of investment income with respect to the Fund’s Collateral Investments (as defined below) and before fees and expenses (hereinafter, the “Index Returns”). The Index Returns are subject to a cap of 100% on the maximum percentage of any positive returns on the Fund’s net asset value (“NAV”) that a shareholder can achieve from investing in the Fund over the duration of the Fund’s term, as measured from the Fund’s initial NAV per share of common stock of $19.60 to the NAV per share of the Fund’s common stock on the Termination Date (hereinafter, the “Cap”). RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”) will attempt to achieve the Fund’s investment objective by entering into one or more swap agreements that provide exposure to, and correspond to the returns of, the Index. The Fund also may invest in other derivative instruments to achieve its investment objective. See “Investment Objective, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2026 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (800) 646-0148.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                 , 2026.

TABLE OF CONTENTS

Page
INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	2
MANAGEMENT OF THE FUND	9
Investment Adviser	9
Investment Advisory Agreement	10
Portfolio Managers	10
Compensation of Portfolio Managers	11
Portfolio Manager Ownership of Fund Shares	11
Conflicts of Interest	11
Other Accounts Managed	12
Administrator	12
Codes of Ethics	12
FUND SERVICE PROVIDERS	13
Independent Registered Public Accounting Firm	13
Legal Counsel	13
Custodian and Transfer Agent	13
PORTFOLIO TRANSACTIONS	13
CERTAIN U.S. FEDERAL INCOME TAX MATTERS	14
Fund Taxation	14
Shareholder Taxation	15
Other Taxes	18
BOARD MEMBERS AND OFFICERS	18
Director Ownership in the Fund	23
Securities Beneficially Owned	24
PROXY VOTING GUIDELINES	24
ADDITIONAL INFORMATION	24
FINANCIAL STATEMENT AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
APPENDIX A - PROXY VOTING GUIDELINES OF THE ADVISER	1
-i-

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

The Fund’s 80% policy (as set forth in the Prospectus) is considered fundamental. In addition, as a matter of fundamental policy, the Fund will not:

(1) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(2) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(3) purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any single industry or group of industries, except to the extent that the Fund’s Index is concentrated in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate. The Fund may, for clarity, purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate;

(6) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(7) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restriction (1)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Fundamental Investment Restriction (2)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, tender option bonds, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities.

Under the 1940 Act, the issuance by the Fund of a senior security representing an indebtedness is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the board of directors of the Fund (the “Board of Directors”) with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

The Fund will comply with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

Fundamental Investment Restriction (6)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (7)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser in its discretion may, but is not required to, use in managing the Fund’s assets. The following descriptions supplement the descriptions of the investment objectives, policies, strategies and risks as set forth in the Fund’s Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Derivatives. The Fund expects to utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Fund is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements, tender option bonds or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Swaps. Among the Derivative Transactions into which the Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions for investment purposes or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swap Agreements. The Fund will enter into total return swap agreements. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

OTC Derivatives. The Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Collateral Investments. The Fund may invest in cash and U.S. Treasury securities and other high credit quality short-term fixed income or similar securities (collectively, the “Collateral Investments”).

U.S. Treasury Securities. The Fund may invest in U.S. government obligations. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

Cash and Cash Equivalents. The Fund may invest in any of the following securities and instruments:

(1) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

(2) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(4) The Fund may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Private Company Related Investments Risk

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies to which the Fund has exposure.

Venture-capital-backed private companies to which the Fund has exposure may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, bankruptcy or liquidation. Such private companies may also have shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund will generally have indirect exposure to the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests.

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Additional Risks of Investing in the Fund

Counterparty Credit Risk The Fund will be subject to counterparty credit risk with respect to any use of derivatives contracts. If a counterparty to a derivative contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Legislation and Regulatory Risks. The Fund is subject to legislation and regulatory risks. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. The Dodd- Frank Act, among other things, grants regulatory authorities such as the U.S. Commodity Futures Trading Commission (the “CFTC”) and the SEC broad rulemaking authority to promulgate rules under the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some rules have been promulgated by the CFTC and the SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may affect the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this SAI, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Regulatory Margin Risk. In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparties are subject to the requirements, uncleared swaps between the Fund and those counterparties are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Adviser’s ability to manage the Fund, may impair the Fund’s ability to achieve their investment objective and/or may result in reduced returns to the Fund’s investors.

Tracking and Correlation Risk. Several factors may affect the Fund’s ability to achieve a high degree of correlation with its underlying security. Among these factors are: (i) the Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) an imperfect correlation between the performance of instruments held by the Fund, such as swaps, and the performance of the underlying security; (iii) bid-ask spreads (the effect of which may be increased by portfolio turnover); (iv) holding instruments traded in a market that has become illiquid or disrupted; (v) the Fund’s share prices being rounded to the nearest cent; (vi) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; limit-up or limit-down trading halts on options or futures contracts which may prevent the Fund from purchasing or selling options or futures contracts; (vii) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (viii) fluctuations in currency exchange rates.

Also, the Fund has an investment objective to seek to track the investment results, before fees and expenses, of an index over a period lasting from the date of the Prospectus through the Termination Date (as defined in the Prospectus), not for any other period. The Fund’s performance for any other period may differ in amount and possibly even direction from the performance over a period lasting from the date of the Prospectus through the Termination Date, before accounting for fees and expenses, as further described in the Fund’s Prospectus.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Founded in 2000, RiverNorth is registered with the SEC and as of December 31, 2025 managed approximately $5.1 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each is deemed to control the Adviser.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee (the “Management Fee”) computed at the annual rate of 2.00% of the average daily net assets. The Fund and the Adviser have entered into a management fee waiver agreement (the “Management Fee Waiver Agreement”) pursuant to which the Adviser has agreed contractually to waive, for a period of 366 days from the date of this Prospectus, fees that it would otherwise be paid to 1.00% of the Fund’s average daily net assets. The Management Fee Waiver Agreement will remain in effect for a period of 366 days from the date of this Prospectus, unless and until the Board of Directors approves its modification or termination. The Adviser will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement. In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser, who are not compensated by the Fund), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending two years from the effective date of that agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s annual report to Common Shareholders for the year ended June 30, 2026. The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Portfolio Managers

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of all of RiverNorth’s proprietary registered investment companies. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Jeffrey Feldman is a co-portfolio manager of the Fund. Mr. Feldman is a Quantitative Risk Manager for the Adviser. Mr. Feldman is a member of the investment management team and is responsible for analysis, trading and hedging. Mr. Feldman is an employee of the Adviser and TrueMark Investments where he serves as a Portfolio Manager. Prior to joining the Adviser, he was most recently the Head Trader for the Liquidity Group at Wolverine Trading where he was responsible for risk management and trading of ETFs. Mr. Feldman graduated from the University of Illinois with a B.S. in Financial Management.

Christopher Lakumb, CFA, CAIA is a co-portfolio manager of the Fund. Mr. Lakumb joined the Adviser in 2009 and helps oversee the Adviser’s registered fund platform which includes mutual funds, closed-end funds, and ETFs. Prior to joining the Adviser, Mr. Lakumb was most recently a Managing Director at InterOcean Financial Group where he led InterOcean’s Retirement Services team. Prior to joining InterOcean in 2007, Chris served in various roles in the Trust and Wealth Management division at Cole Taylor Bank where he started his career in 1998. Mr. Lakumb graduated from Lewis University with a B.S. in Finance. Mr. Lakumb holds both the CFA and CAIA charters and is a member of the CFA Institute and the CFA Society Nashville.

Compensation of Portfolio Managers

RiverNorth Capital Management, LLC

Mr. Galley’s, Mr. Feldman’s and Mr. Lakumb's total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley, Mr. Feldman and Mr. Lakumb also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Portfolio Manager Ownership of Fund Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for other clients.

Due to the expiration of the fee waiver after 366 days from the date of this Prospectus, the Adviser may be deemed to have a conflict of interest in recommending to the Board any extension of the Termination Date.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of December 31, 2025, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of December 31, 2025
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Patrick W. Galley	Number: 16 Assets: $3.9 billion	Number: 0 Assets: $0	Number: 5 Assets: $1.08 billion	Number: 5 Assets: $1.08 billion	Number: 11 Assets: $60.8 million	Number: 11 Assets: $60.8 million
Jeffrey Feldman	Number: 18 Assets: $771.559 million	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0
Christopher Lakumb	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, Paralel Technologies, LLC (“Paralel” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. Paralel will bear all expenses in connection with the performance of its services under the Fund Administration Services Agreement, except for certain out-of-pocket expenses described therein. Paralel will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers, if any, for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with Paralel or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

Paralel is entitled to receive a monthly fee based on the Fund’s net assets plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been appointed as the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits the financial statements of the Fund and provides other audit, tax and related services. The Financial Statements of the Fund as of May 27, 2026 appearing in this SAI have been audited by Cohen & Company, Ltd., as set forth in its report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal co-counsel to the Fund in connection with the offering of Common Shares contemplated by the Prospectus, and Faegre Drinker Biddle & Reath LLP serves as legal counsel to the independent directors of the Fund and legal co-counsel to the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

Computershare, Inc., located at 150 Royall Street, Canton, Massachusetts 02021, will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Common Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion, if any, of its dividends that will qualify for qualified dividend income treatment.

Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Common Shareholders annually.

Distributions to Common Shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to Common Shareholders from its investments will qualify as “qualified dividend income” taxable to non-corporate Common Shareholders at reduced rates.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a Common Shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts, and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to Common Shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the portion thereof the interest on which is a tax preference item.

The Fund may invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to Common Shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains.

Any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

For U.S. federal income tax purposes, all dividends are generally taxable when received in cash.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, exempt interest and net capital gain, if any, in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Common Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. Common Shareholders should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Common Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Common Shareholders.

Except as otherwise noted, the address for all directors and officers is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Independent Directors
John K. Carter (1961)	Director	Initial term expires in 2027. Has served since 2025.	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm) (2015 to present).	12	Carillon Mutual Funds (15 funds) (2016 to present).
Lisa B. Mougin (1972)	Director	Initial term expires in 2027. Has served since 2025.	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	12	N/A
David M. Swanson (1957)	Director	Initial term expires in 2026. Has served since 2025.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	12	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Interested Directors
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Initial term expires in 2026. Has served since 2025.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	12	NA
Jerry R. Raio[4] (1964)	Interested Director	Initial term expires in 2028. Has served since 2025.	Partner, Compoundr LLC (since 2025); President, Arbor Lane Advisors, Inc. (2018 to present); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022).	12	NA
Officers
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Indefinite/Has served since 2025.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC, (2011 to present).	N/A	NA
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/Has served since 2025.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	NA

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Fund, RiverNorth Short Prime Unicorn Fund I, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Funds (2 Funds), RiverNorth Opportunities Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Flexible Municipal Income Fund II, Inc. for all Directors.

(2) The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

(3) Mr. Galley is deemed an “interested person” of the Fund due to his position as Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to the Fund.

(4) Mr. Raio is deemed an “interested person” of the Fund because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo Securities, LLC, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board of Directors (“Chairman”), is not an Independent Director. The Board of Directors believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs. Carter, Swanson and Ms. Mougin, all of whom are “independent” as defined in the listing standard of the NYSE. Ms. Mougin is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board of Directors on November 11, 2025. The Audit Committee Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

The Nominating and Corporate Governance Committee is comprised of Messrs. Carter, Swanson and Ms. Mougin. Mr. Swanson is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

Director Qualifications. In addition to the description of each Director’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Director’s specific experience, qualifications, attributes or skills that led to the conclusion that he should serve as a director for the Fund. There are no specific required qualifications for membership on the Board of Directors.

Interested Directors

Patrick W. Galley. Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for the Fund’s investment adviser. He is also the President and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry, makes him uniquely qualified to serve as the Fund’s President.

Jerry R. Raio. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves on the board of each of FLX Distribution; Qudos Technologies; and Quantify Crypto.

Independent Directors

John K. Carter. Mr. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm.

Lisa Mougin. Ms. Lisa Mougin is an experienced senior executive with 30+ years of investment management industry experience. Ms. Mougin began her career at PricewaterhouseCoopers, as an auditor specializing with investment advisor firms. She then spent two decades at ALPS Fund Services in operational and sales roles, and as part of the executive team that built the company into a leading service provider in the mutual fund industry. Ms. Mougin later served as the President and Chief Operating Officer of TIFIN-affiliated tech platforms. She is currently the Chief Investment Officer of Capital Sisters International, a non-profit organization that issues retail bonds for raising capital to provide micro loans to impoverished female entrepreneurs around the world and also serves as the Treasurer for Project Worthmore, a non-profit organization supporting immigrants resettling in Colorado.

David M. Swanson. Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 40 years of senior management and marketing experience, with over 35 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd., and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role and risk oversight function by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser or any of its affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations, and believes that this oversight responsibility reinforces the Board’s leadership structure by ensuring that the Independent Directors, together with the full Board, play an active role in monitoring the Fund’s risks.

Compensation. The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser, receive an annual retainer in the amount of $1,250. In addition, the lead Independent Director receives $1,091 annually, the Chair of the Audit Committee receives $909 annually and the Chair of the Nominating and Corporate Governance Committee receives $545 annually. The Directors not employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors. The following tables show compensation with respect to the Fund and the Fund Complex. Patrick W. Galley is an interested person of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation with respect to the Fund (1)	Estimated Total Compensation with respect to the Fund and Fund Complex (2)
Independent Directors:
John K. Carter	$2,341	$238,500
Lisa Mougin	$2,159	$236,500
David M. Swanson	$1,795	$232,500
Interested Director:
Jerry Raio	$1,250	$226,500

(1)	The compensation estimated for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Director with respect to the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of December 31, 2025.

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
John K. Carter	$0	$50,001 – $100,000
Lisa Mougin	$0	$100,001 - $500,000
David M. Swanson	$0	$10,001-$50,000
Interested Director:
Patrick Galley	$0	$50,001 - $100,000
Jerry Raio	$0	Over $500,000

(1)	The Fund Complex consists of the Fund, RiverNorth Short Prime Unicorn Fund I, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Funds (2 Funds), RiverNorth Opportunities Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Flexible Municipal Income Fund II, Inc. for all Directors.

As of the date of this SAI, and during the two most recently completed calendar years, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this SAI, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole Common Shareholder of the Fund at that time. However, it is anticipated that the Adviser will no longer be a control person of the Fund by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s Common Shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

FINANCIAL STATEMENT AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
RiverNorth Long Prime Unicorn Fund I, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) as of May 27, 2026, the related statement of operations for the one day then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 27, 2026, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of May 27, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio
June 15, 2026

RiverNorth Long Prime Unicorn Fund I, Inc.

Statement of Assets and Liabilities
May 27, 2026

Assets:
Cash	$100,017
Deferred offering costs (Note 4)	362,124
Receivable from Adviser (Note 4)	78,373
Total Assets	540,514

Liabilities:
Accrued offering costs (Note 4)	308,840
Accrued organizational costs (Note 4)	14,294
Payable to Adviser (Note 4)	117,363
Total Liabilities	440,497

Net Assets	$100,017

NET ASSETS CONSIST OF:
Paid-in capital	$100,017

Net Assets:
Shares of common stock outstanding, at $0.0001 par value and 50,000,000
shares authorized	5,077
Net Asset Value per Common Share	$19.70
Offering Price per Common Share	$20.00

The accompanying notes are an integral part of these financial statements.

RiverNorth Long Prime Unicorn Fund I, Inc.

Statement of Operations

For the One Day ended May 27, 2026

Investment Income:
Investment income	$-

Expenses:
Organizational costs (Note 4)	78,373
Total Expenses	78,373
Less: Reimbursement from Adviser	(78,373)
Net expenses	-
Net investment income	$-

The accompanying notes are an integral part of these financial statements.

RiverNorth Long Prime Unicorn Fund I, Inc.

Notes to Financial Statements
May 27, 2026

1.	Organization

RiverNorth Long Prime Unicorn Fund I, Inc. (the “Fund”) was organized on July 2, 2025, as a Maryland corporation and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment company. The Fund will terminate 366 days from the date of the prospectus; provided that, if the Board of Directors of the Fund (the “Board of Directors”) believes, under then-current market conditions, it is in the best interests of the Fund to do so. The Board of Directors may extend the Termination Date for up to two six month periods or adopt a plan of liquidation at any time preceding the Termination Date (including after one or more extensions of the Termination Date), upon the affirmative vote of a majority of the Board of Directors and without the approval of the holders of the Common Shares of the Fund. The Fund’s investment objective is to seek to track the investment results of the Prime UnicornTM 30 Index (the “Index”), excluding the distributions of investment income with respect to the Fund’s Collateral Investments (as defined below) and before fees and expenses (hereinafter, the “Index Return”). The Fund will seek to achieve its investment objective by entering into one or more swap agreements that provide exposure to, and correspond to the returns of, the Index. In order to collateralize its swap agreements and other derivative instruments, the Fund also expects to invest in cash and U.S. Treasury securities and other high credit quality short term fixed income or similar securities (collectively, the “Collateral Investments”).

The Fund’s Collateral Investments are expected to be U.S. Treasury Securities and other high credit quality short term fixed income or similar securities. The Index Return is subject to a cap of 100% on the maximum percentage of any positive return on the Fund’s net asset value (“NAV”) that a shareholder can achieve from investing in the Fund over the duration of the Fund’s term, as measured from the Fund’s initial NAV per Common Share of $19.70 to the NAV per common share on the Termination Date.

The Fund intends to offer its common shares through Lucid Capital Markets, LLC (the “Underwriter”) pursuant to an underwriting agreement. The common shares are subject to a sales load of 1.5%. The common shares are being offered concurrently with the offering of shares of common stock of RiverNorth Short Prime Unicorn Fund I, Inc., a closed-end management investment company advised by the Adviser that seeks to achieve the inverse (-100%) of the U.S. dollar returns (before fees and expenses) of the Fund generated by its investment exposure to the Index over duration of the Fund’s term. The number of Common Shares offered by the Fund is limited to not exceed the number of shares of common stock offered by RiverNorth Short Prime Unicorn Fund I, Inc.

The Fund has no operations as of May 27, 2026, other than matters relating to its registration and initial sale of 5,077 common shares sold to RiverNorth Strategic Holdings, LLC, which represented the initial capital of $100,017 at $19.70 per share.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions and disclosure of contingent assets and liabilities that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Share Valuation – The Fund will calculate the net asset value (“NAV”) of each class of shares as of the close of business on each business day.

Income Taxes – For federal income tax purposes, the Fund expects to qualify, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income and net capital gains to its shareholders. Therefore, no provision for federal income tax should be required. The Fund intends to file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

3.	Investment Advisory and Other Agreements

RiverNorth Capital Management, LLC (“RiverNorth” or “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an annual fee, payable monthly in arrears, in an amount equal to 2.00% of the Fund’s average daily net assets. Effective as of the effective date of the Fund’s registration statement and continuing for 366 days from that date, the Adviser will waive a portion of the management fee such that the fee will be 1.00% of the Fund’s average daily net assets, which is not recoupable.

Paralel Technologies LLC, (the “Administrator”) serves as the Fund’s administrator pursuant to an Administration Agreement. The Administrator provides the Fund with accounting and administrative services (other than investment advisory services). The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of shares.

Computershare Shareowner Services (the “Transfer Agent”) serves as the Fund’s transfer agent, registrar and dividend-paying agent, pursuant to a Transfer Agency Agreement.

State Street Bank & Trust Co. (the “Custodian”) serves as the Custodian of the Fund’s assets pursuant to a Custody Agreement, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act.

4.	Organizational and Offering Costs

Organizational and offering costs are the responsibility of the Fund, however, the Adviser has agreed to pay the Fund’s organizational and offering costs (other than the sales load) that exceed $0.10 per common share (0.50% of the offering price). The Fund has incurred total organizational costs of $78,373 and total offering costs of $362,124 based on a $100 million offering. The total organizational and offering costs of $440,497 are below 0.50% of the $100 million offering. The Statement of Assets and Liabilities reflects $362,124 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to May 27, 2026, and within the organizational and offering cost limit, will be charged to paid-in-capital upon sale of the shares to the public. Organizational costs are expensed as incurred and are reflected in the Statement of Operations. The Adviser will pay all expenses on behalf of the Fund prior to commencement of operations and will seek reimbursement from the Fund upon issuance of Fund shares. The Adviser has paid $117,363 in organizational and offering costs ($64,079 in organizational costs and $53,284 in offering costs) through May 27, 2026, and will be reimbursed by the Fund upon issuance of Fund shares as reflected on the Statement of Assets and Liabilities as Payable to Adviser. The remaining unpaid balances are reflected as Accrued offering costs ($308,840) and Accrued organizational costs ($14,294) on the Statement of Assets and Liabilities.

5.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, an affiliate of the Adviser owns 100% of the outstanding common shares.

6.	Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7.	Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined that there were no subsequent events to report through the issuance of these financial statements.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

1

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

2

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

3

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. A Financial Statement indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 is included in this Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Articles of Incorporation. (1)

a.2	Second Articles of Amendment and Restatement.

b.	By-Laws of Fund.

c.	None.

d.	None.

e.	None.

f.	None.

g.	Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC. (2)

h.	Form of Underwriting Agreement.*

i.	None.

j.1	Master Custodian Agreement. (3)

j.2	Letter Amending Appendix A to the Master Custodian Agreement. (2)

k.1	Fund Administration Services Agreement. (2)

k.2	Transfer Agency Service Agreement. (2)

l.1	Opinion and consent of Fund counsel.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.

o.	None.

p.	Subscription Agreement. (2)

q.	None.

r.1	Code of Ethics of Registrant. (2)

r.2	Code of Ethics of RiverNorth Capital Management, LLC. (2)

s.	Filing Fee table

t.	Powers of Attorney. (2)

(1)	Filed on February 25, 2026 with Registrant’s Registration Statement on Form N-2 (File No. 333- 288805) and incorporated herein by reference.

(2)	Filed on July 18, 2025 with Registrant’s Registration Statement on Form N-2 (File No. 333- 288805) and incorporated herein by reference.

(3)	Filed on May 20, 2026 with Registrant's Registration Statement on Form N-2 (File No. 333- 288805) and incorporated herein by reference.

*	To be filed by amendment.

Item 26: Marketing Arrangements

[To Come]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At June 15, 2026

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	1

Item 30: Indemnification

Section 7.2 of the Articles of Amendment and Restatement of the Registrant provides as follows:

Any person who is made a party or is threatened to be made a party in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, enterprise, or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit, or proceeding to the fullest extent permissible under Maryland law, the Securities Act, and the 1940 Act, as such statutes are now or hereinafter in force. In addition, the Corporation shall advance expenses to its current and former directors and officers who are made, or are threatened to be made, parties to any action, suit, or proceeding described above to the fullest extent that advancement of expenses is permitted by Maryland law, the Securities Act and the 1940 Act. The Board of Directors, by Bylaw, resolution, or agreement, may make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by Maryland law. No provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which she or he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the standard of conduct or duties involved in the conduct of her or his office. Upon the direction of the Board of Directors, an advancement-of-costs agreement may be required in order to require the repayment of reimbursed expenses in the event that the foregoing exclusion was later determined to apply.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of RiverNorth Capital Management, LLC (the “Adviser”) are their services as directors and officers of the Adviser. The address of the Adviser is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name*	Positions with RiverNorth Capital Management, LLC	Other Business Connections	Type of Business
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Board of Managers	President and Director, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC.	Investments
Jonathan M. Mohrhardt	President, Chief Operating Officer and Board of Managers	Treasurer, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Marcus L. Collins	Secretary, General Counsel and Chief Compliance Officer	Chief Compliance Officer, RiverNorth Funds	Investments
Jeffrey Feldman	Portfolio Manager	Portfolio Manager, RiverNorth Capital, TrueMark Investments	Investments
Christopher Lakumb	Portfolio Manager	Director, Closed-End Fund Solutions, RiverNorth Capital	Investments

*	The address for each of the named is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Charter, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 16th day of June, 2026.

RiverNorth Long Prime Unicorn Fund I, Inc.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date
By:	/s/ Patrick W. Galley	President (Principal Executive Officer)	June 16, 2026
Patrick W. Galley
By:	/s/ Jonathan M Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)	June 16, 2026
Jonathan M Mohrhardt
By:	/s/ Patrick W. Galley	Chairman of the Board and Director	June 16, 2026
Patrick W. Galley
John K. Carter(1)		Director )	By: /s/ Patrick W. Galley
Lisa Mougin(1)		Director )	Patrick W. Galley
David M. Swanson(1)		Director )	Attorney-In-Fact
Jerry Raio(1)		Director )	June 16, 2026

(1)	Original powers of attorney authorizing Joshua B. Deringer, David L. Williams and Patrick W. Galley to execute Registrant’s Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed, were previously executed and were filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-288805).

INDEX TO EXHIBITS

a.2	Second Articles of Amendment and Restatement.
b.	By-Laws of Fund.
n.	Consent of Independent Registered Public Accounting Firm.
s.	Filing Fee table
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